SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                               REGAN HOLDING CORP.
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                              REGAN HOLDING CORP.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be Held May 24, 2002


     NOTICE  IS  HEREBY  GIVEN  THAT the Annual Meeting of Shareholders of Regan
Holding Corp., a California corporation (the "Company"), will be held at the Petaluma Lodge, B.P.O. Elks, 2105 S. McDowell Blvd., Petaluma, California on Friday, May 24, 2002 at 8:30 a.m., or at any adjournment thereof (the "Annual Meeting"). At the Annual Meeting, the shareholders will be asked to consider and act upon following matters:

        1. To elect five (5) Directors to hold office until the Annual Meeting of Shareholders in 2003 and until their successors shall be elected and shall qualify.

        2. To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors to examine the financial statements and books and records of Regan Holding Corp. for the year 2002.

        3. To consider and act upon such other business that properly comes before the meeting or any adjournment or adjournments of the meeting.

     Only shareholders of record at the close of business on April 1, 2002 are entitled to notice of and to vote at the Annual Meeting.

     It is very important that your shares are represented and voted at the meeting. Your shares may be voted by returning the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card. We would appreciate your informing us on the proxy card if you expect to attend the meeting so that we can provide adequate seating for attendees.

     The continuing interest of our shareholders in the business of Regan Holding Corp. is appreciated and we hope many of you will be able to attend the Annual Meeting.



                                        By Order of the Board of Directors



                                        R. Preston Pitts
                                        Secretary


Dated: April 2, 2002
Petaluma, California


--------------------------------------------------------------------------------
It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold. Whether or not you plan to attend the Annual Meeting, please complete and return your proxy in the enclosed envelope as soon as possible.
--------------------------------------------------------------------------------

                              REGAN HOLDING CORP.
                                PROXY STATEMENT


                        ANNUAL MEETING OF SHAREHOLDERS
                            To be held May 24, 2002

     The Annual Meeting of Shareholders of Regan Holding Corp., a California corporation (the "Company") will be held at the Petaluma Lodge, B.P.O. Elks, 2105 S. McDowell Blvd., Petaluma, California on Friday, May 24, 2002 at 8:30 a.m., or at any adjournment thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is furnished in connection with the solicitation by the Company of proxies to be used at the Annual Meeting or at any and all adjournments of such meeting. The enclosed Proxy is solicited by the Board of Directors of the Company. By executing and returning the enclosed Proxy or by following the enclosed voting instructions, you authorize the persons named in the Proxy to represent you and vote your shares on the matters described in the Notice of Annual Meeting of Shareholders. The mailing address of the Company's principal executive offices is 2090 Marina Avenue, Petaluma, California 94954.

     Commencing approximately April 19, 2002, the Company is mailing its Annual Report on Form 10-K for the year ended December 31, 2001 together with this Proxy Statement and the enclosed Proxy to Shareholders. If you attend the meeting, you may vote in person. If you are not present, your shares can be voted only if you have completed a properly executed proxy. If you have completed a properly executed proxy, your shares will be voted as you specify. If no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. You may revoke the authorization given in your proxy at any time before the shares are voted at the Annual Meeting.

     Voting Rights

     The record date for determination of the shareholders entitled to vote at the Annual Meeting is the close of business on April 1, 2002. As of the record date, the Company had outstanding 24,706,030 shares of Common Stock-Series A, no par value (the "Series A Stock"), and 568,816 shares of Common Stock-Series B, no par value (the "Series B Stock"). As of the date of this Proxy Statement, the Company is not in arrears in dividends. The shares of Series A Stock and Series B Stock are collectively referred to herein as "Common Stock" and the holders of shares of Common Stock vote together as a single class.

     The shares of Common Stock are the only outstanding voting securities of the Company. A holder of Common Stock is entitled to cast one vote for each share held of record by such holder on the record date on all matters to be considered at the Annual Meeting. As explained under Item 1 of this Proxy Statement, cumulative voting will be permitted with respect to the election of Directors.

     The person appointed by us to act as election inspector for the meeting will count votes cast by proxy or in person at the Annual Meeting. The holders of a majority of the votes entitled to be cast, present either in person or by proxy, shall constitute a quorum for purposes of the Annual Meeting. Shares for which a holder has elected to abstain on a matter and broker non-vote shares will count for purposes of determining the presence of a quorum. For actions requiring approval based on a percentage of votes cast, abstentions and broker non-votes will not affect the outcome of the vote. For actions requiring approval based on the number of shares outstanding, abstentious and broker non-votes will have the same effect as a negative vote.

     The  proxy  solicitor,  the  election  inspector  and the tabulators of all
proxies,   ballots   and  voting  tabulations  that  identify  shareholders  are independent and are not employees of the Company.

                                    ITEM 1
                             ELECTION OF DIRECTORS

     The Board of Directors has fixed the number of Directors to be elected at five (5) and has nominated the persons identified below to serve as Directors until the next Annual Meeting of Shareholders and their respective successors shall be elected and shall qualify. Each of the nominees listed below is currently a Director of the Company.

Name                                             Principal Occupation                           Director Since
------------------------ -------------------------------------------------------------------   ---------------
Lynda L. Regan           Ms. Regan, 53 years old, has served as Chairman and Chief Ex-              1990
                         ecutive Officer of the Company since 1992. She was Senior Vice
                         President and Treasurer from 1990 to 1992.
R. Preston Pitts         Mr. Pitts, 50 years old, served as Chief Financial Officer of the          1995
                         Company from 1994 to 1997, as President and Secretary of the
                         Company since 1997, and as President, Secretary and Chief Op-
                         erating Officer of the Company since 1998. Prior to joining the
                         Company, he owned Pitts Company, a CPA firm specializing in services for insurance companies, served as financial officer for
                         United Family Life Insurance Company and American Security
                         Insurance Group, both Fortis-owned companies, and was Audit
                         Manager for Ernst & Young.
Ute Scott-Smith          Ms. Scott-Smith, 42 years old, served as Senior Vice-President of          1997
                         the Company from 1990 to April of 1997.
Dr. Donald Ratajczak     Dr. Ratajczak, 59 years old, is the Chief Executive Officer and            2000
                         Chairman of the Board of Brainworks Ventures, Inc. He is also a board member of Crown Craft since July 2001. For twenty-
                         seven years, Dr. Ratajczak has been Director of the Economic
                         Forecasting Center in the J. Mack Robinson College of Busi-
                         ness, having retired from Georgia State University at the end of
                         June 2000. Prior to founding the Center in 1973, Dr. Ratajczak was Director of Research for the UCLA Business Forecasting
                         Project. Dr. Ratajczak also serves as a Director of Ruby Tues-
                         day, Inc. and TBC Corporation and as a Trustee of CIM High
                         Yield Fund. He is a member of the American Economic Asso-
                         ciation and the Economic History Association.
J. Daniel Speight, Jr.   Mr. Speight, 45 years old, is the President and Director of Flag           2000
                         Financial Corporation, a bank holding company and Chairman of FLAG Bank, a wholly owned subsidiary of FLAG Financial.
                         Mr. Speight served as Chief Executive Officer and a Director of
                         Middle Georgia Bankshares, Inc. from 1989 until its merger with
                         Flag Financial in March 1998 and has served in various positions as President, Chief Executive Officer and a Director of Citizens
                         Bank and the resultant FLAG organization since 1984. Mr.
                         Speight previously served as Chairman of The Bankers Bank
                         and is currently a member of the State Bar of Georgia. He is past Chairman of the Georgia Bankers Association Community
                         Banking Committee, past President of the Community Bankers
                         Association of Georgia, and past Director of the Independent
                         Bankers Association of America.


              The Board of Directors recommends that shareholders vote "FOR" all the nominees.

     Although it is not contemplated that any of the nominees will decline or be unable to serve, the Proxies will be voted by the Proxy holders at their discretion for another person if such a contingency should arise. Unless otherwise directed in the accompanying Proxy, or as specified above, the Proxies will be voted "FOR" the election of the nominees named above. Each nominee has indicated approval of his or her nomination and his or her willingness to serve if elected.

     The Company's Bylaws provide that each shareholder is entitled to cumulate such shareholder's votes and give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are normally entitled, or distribute the shareholder's votes on the same principle among as many nominees as the shareholder considers appropriate. This cumulative voting right may not be exercised unless the nominee's name has been placed in nomination prior to the voting and one or more shareholders has given notice at the meeting prior to the voting of the shareholder's intent to cumulate such shareholder's vote. The Proxy holders may exercise this cumulative voting right at their discretion. The candidates receiving the highest number of votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected.

     Under an insurance brokerage agreement among the Company, Lynda L. Regan and Moody Insurance Group ("MIG"), Ms. Regan has agreed that, so long as the brokerage agreement remains in effect, she will vote her shares in favor of the election of Robert Moody, Jr., MIG's president and sole shareholder, as a Director of the Company should he wish to be elected. However, at the present time, MIG engages in business activities that compete with the Company. Therefore, in order to avoid any issue as to the propriety of Mr. Moody's serving on the Company's Board, Mr. Moody has agreed to relinquish his right to serve on the Board for a period of one year in return for nominal consideration from the Company. The termination of the brokerage agreement with MIG would not have a material effect on the financial condition of the Company.


Executive Officers

     In addition to the Directors who serve as executive officers of the Company and who are identified above, the following individuals also serve as executive officers of the Company:

     H. Lynn Stafford, 45 years old, served as Vice President of Operations of Legacy Marketing Group, a subsidiary of the Company, from July 1995 to June 1997 and served as Chief Information Officer of the Company since March 1999. Prior to July 1995, he served as Chief Operations Officer for Lincoln Liberty Life Insurance Company and First Delaware Life Insurance Company.

     G. Steven Taylor, 43 years old, has served as Chief Financial Officer of the Company since July 2000. From 1998 to 2000, Mr. Taylor was Vice President of Finance for First Colony Life, a division of GE Financial Assurance. Also he served as Chief Financial Officer of Professional Benefits Insurance Company from 1995 to 1997.

     William J. Hrabik, 46 years old, served as Chief Information Officer of the Company since June 2000. From 1996 to 2000, Mr. Hrabik was Vice President of Operations of ARM Financial Group. ARM Financial Group filed for bankruptcy in June 2000. From 1988 to 1995, Mr. Hrabik served as Vice President at Fortis.


Family Relationships

     Lynda L. Regan, Chairman and Chief Executive Officer of the Company, is married to R. Preston Pitts, President, Chief Operating Officer and Director of the Company.

Security Ownership of Certain Beneficial Owners and Management

     The  following  table  shows  the  amount  of the Company's Series A Common
Stock beneficially owned by the Company's directors and executive officers as of March 18, 2002. No Director or executive officer owns any Series B Common Stock.

Name                                          Position                     Total             Percent
---------------------------------   ----------------------------   ---------------------   ----------
Lynda L. Regan ..................   Director, Chairman & Chief
                                    Executive Officer                    11,711,754(1)        47.4%
R. Preston Pitts ................   Director, President & Chief
                                    Operating Officer                     1,211,475(2)         4.9%
Ute Scott-Smith .................   Director                                425,072(3)         1.7%
J. Daniel Speight, Jr. ..........   Director                                  5,000(4)           *
Donald Ratajczak ................   Director                                  5,000(4)           *
H. Lynn Stafford ................   Chief Information Officer               285,000(5)         1.2%
William J. Hrabik ...............   Chief Operations Officer                 30,000(6)           *
G. Steven Taylor ................   Chief Financial Officer                  30,000(6)           *
All executive officers and
 directors as a group                                                    13,703,301           55.4%

------------

(1) Includes 402,380 shares issuable pursuant to stock options that are exercisable within 60 days.
(2) Includes 455,000 shares issuable pursuant to stock options that are exercisable within 60 days.
(3) Includes 23,333 shares issuable pursuant to stock options that are exercisable within 60 days.
(4) Includes 5,000 shares issuable pursuant to stock options that are exercisable within 60 days.
(5) Includes 285,000 shares issuable pursuant to stock options that are exercisable within 60 days.
(6) Includes 30,000 shares issuable pursuant to stock options that are exercisable within 60 days.
 * Indicates that the percentage of the outstanding shares beneficially owned is less than one percent (1%).


Section 16(a) Beneficial Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors and persons who own more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The rules of the Securities Exchange Commission require reporting persons to supply the Company with copies of these reports.

     Based solely on its review of the copies of such reports received from reporting persons, the Company believes that with respect to the fiscal year ended December 31, 2001, all reporting persons timely filed the required reports.


Certain Shareholders

     The Company knows of no person who is the beneficial owner of more than five percent of any class of the Company's outstanding Common Stock other than Lynda L. Regan, Chairman and Chief Executive Officer of the Company, whose ownership is listed above.


Audit Committee

     The Company has a standing Audit Committee and has adopted a written charter for the Audit Committee. The Audit Committee oversees the financial reporting process, the system of internal controls, the audit processor and the process for monitoring compliance with laws and regulations. The company's independent auditors are responsible for performing an audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States. The following functions are the key responsibilities of the Audit Committee:

     o    Selecting,   evaluating   and,   where   appropriate,   replacing  the
          independent auditors;

     o    Reviewing the terms of engagement of the independent auditors;

     o    Reviewing the Company's  procedures with respect to appropriateness of
          significant    financial   policies   and   accounting   systems   and
          effectiveness of the Company's internal controls;

     o Reviewing information from the independent auditors pertaining to the independent auditors' independence;

     o Reviewing the audited financial statements in the Annual Report filed on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant adjustments, if any, and the clarity of disclosures in the financial statements;

     o Reviewing with the Company's independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company's accounting principles; and

     o Reviewing and assessing the adequacy of the Audit Committee's Charter annually and recommending revisions to the Board.


Directors' Compensation

     The compensation for Directors of the Company who are not officers or employees of the Company currently consists of a $10,000 annual retainer plus a $1,500 attendance fee for each Board or committee meeting attended. Also, outside Directors of the Company are eligible to receive stock options. Currently, Donald Ratajczak, Ute Scott-Smith and J. Daniel Speight, Jr. are the only outside Directors of the Company. The other Directors are otherwise employed by the Company and are not compensated for serving as Directors or attending Board of Directors' or committee meetings.

Executive Compensation

     The following Summary Compensation Table sets forth the compensation of the Company's Chief Executive Officer and five most highly compensated officers (the "named executive officers") for services in all capacities to the Company and its subsidiaries during 2001, 2000, and 1999:

                          Summary Compensation Table
                              Annual Compensation

                                                                                                             All Other
Name and Position                         Year               Salary          Bonus(1)         Other         Compensation
---------------------------------   ---------------   -------------------   ----------   ---------------   -------------
Lynda L. Regan ..................         2001           $  613,872 (8)      $179,999      $   3,150(2)            --
 Chief Executive Officer                                                                   $  18,811(4)
                                                                                           $  14,126(3)
                                          2000           $  590,847          $118,169      $   4,741(2)            --
                                                                                           $  13,788(4)
                                                                                           $  16,825(3)
                                          1999           $  548,462          $192,562      $   5,000(2)            --
                                                                                           $  21,750(4)
                                                                                           $  16,825(3)
R. Preston Pitts ................         2001           $  460,414 (8)      $157,503      $   3,150(2)            --
 President and Chief                                                                       $  15,343(4)
 Operating Officer                        2000           $  445,793          $156,028      $   4,639(2)            --
                                                                                           $  10,327(4)
                                          1999           $  425,883          $157,562      $   2,105(2)            --
                                                                                           $  16,540(4)
H. Lynn Stafford ................         2001           $  208,952 (8)      $ 66,625      $   5,100(2)            --
 Chief Information Officer                                                                 $   3,053(4)
                                          2000           $  202,575          $ 62,798      $   5,100(2)            --
                                                                                           $   2,935(4)
                                          1999           $  190,521          $ 65,274      $   5,000(2)            --
                                                                                           $   2,730(4)
G. Steven Taylor ................         2001           $  197,019 (9)      $ 78,808      $   5,100(2)            --
 Chief Financial Officer                  2000(5)        $   74,712          $ 37,356      $     --                --
William J. Hrabik ...............         2001           $  189,615 (9)      $ 90,067      $   4,960(2)            --
 Chief Operations Officer                                                                  $   2,173(4)
                                          2000(6)        $  100,384          $ 48,154      $   1,454(2)            --
Gregory C Egger .................         2001(7)        $  145,984          $    --       $   5,250(2)       $116,550
 Officer of Strategic Development         2000           $  233,010          $ 62,331      $   5,100(2)            --
                                                                                           $   5,018(4)
                                          1999           $  243,309          $104,154      $   5,000(2)            --
                                                                                           $   4,572(4)

------------
(1) Includes bonuses in the year in which they were earned.
(2) The Company matches contributions made to its 401(k) Plan at a rate of $.50 for every $1.00 deferred, up to 6% of total annual compensation.
(3) The Company pays interest on debt related to a split dollar life insurance policy under which Ms. Regan is the beneficiary.
(4) The Company matches contributions made by certain employees to the Company's non-qualified deferred compensation plan at a rate of $0.50 for every $1.00 deferred, up to 6% of total annual compensation less amounts matched under the Company's 401(k) Plan.
(5) Mr. Taylor's employment commenced July 31, 2000.
(6) Mr. Hrabik's employment commenced June 5, 2000.
(7) Mr. Egger's last day of employment with the Company was July 2, 2001. Amounts included in All Other Compensation represent payments in connection with his termination.
(8) Includes full year impact of a pay raise effective April 1, 2000.
(9) Includes full year impact of a pay raise effective July 31, 2000.

             Aggregated Options/SAR Exercises in Last Fiscal Year
                    And Fiscal Year-end Options/SAR Values

     The following table sets forth certain information concerning the exercise of options by each of the named executive officers during fiscal 2001 and the number and value of unexercised options held by each of the named executive officers as of December 31, 2001.

                                                                  Number of Securities
                                Shares                           Underlying Unexercised        Value of Unexercised
                               Acquired                             Options/SARs at          in-the-money Options/SARs
                                  on              Value           Fiscal Year End (#)         at Fiscal Year End ($)
Name                         Exercise (#)     Realized ($)     Exercisable/Unexercisable     Exercisable/Unexercisable
--------------------------- --------------   --------------   ---------------------------   --------------------------
Lynda L. Regan ............       --               --               241,815/483,185              $ 95,911/$ 89,144
R. Preston Pitts ..........       --               --               290,000/535,000              $162,900/$179,350
H. Lynn Stafford ..........       --               --               195,000/255,000              $138,250/$121,750
G. Steven Taylor ..........       --               --                30,000/120,000              $  4,500/$ 18,000
William J. Hrabik .........       --               --                30,000/120,000              $  4,500/$ 18,000
Gregory C Egger ...........       --               --                   -- / --                  $    -- / --

Certain Relationships and Related Transactions

     Pursuant to a Shareholder's Agreement with Lynda L. Regan, Chief Executive Officer of the Company and Chairman of the Company's Board of Directors, in the event of the death of Ms. Regan, the Company shall repurchase from Ms. Regan's estate all of the shares of the Company's common stock that were owned, directly or indirectly, by Ms. Regan at the time of her death, including shares that were transferred to trusts in which Ms. Regan maintains an ownership interest. The purchase price to be paid by the Company shall be equal to 125% of the fair market value of the shares. The Company has purchased two life insurance policies with a combined face amount of $29 million for the purpose of funding this obligation in the event of Ms. Regan's death.


Report on Executive Compensation

     The Board of Directors develops and administers the Company's executive compensation policies and programs. These policies and programs are generally intended to: (i) relate the compensation of the Company's executives to the success of the Company and to the creation of shareholder value; and (ii) attract, motivate and retain highly qualified executives. In establishing a level of compensation, the Board considers a number of factors, including; (i) the financial condition and performance of the Company; (ii) the compensation levels of executives in comparable positions of companies in industries in which the Company competes for executives, primarily the financial services and insurance industries; and (iii) the abilities of the executives and their contributions to the Company's strategic goals and performance.

     Each year, the Board of Directors reviews the Company's executive compensation policies and programs to ensure that executive compensation is linked to the creation of shareholder value and to assess the competitiveness of the compensation programs.

     Compensation for executives during 2001 consisted of base pay and incentive bonuses. Base pay for executives is determined based on the factors set forth above. It is generally the Board of Directors' policy to position executive salaries in the top 51% to 75% of compensation levels for comparable positions in the market, although individual salaries may be higher or lower based on the considerations discussed above.

     In  2001,  the Board of Directors approved the following two bonus policies
(i)  the  Executive  Officer Personal Performance Bonus policy (the "Performance
Bonus"), and (ii) the Executive Officer Net Income Bonus policy (the "Net Income Bonus"). These bonus policies provide compensation for the following executive officer positions: Chief Executive Officer, President/Chief Operating Officer, Chief Financial Officer, Officer of Strategic Development, Chief Information Officer and Chief Operations Officer (collectively, the "Executive Officers").

     The Performance Bonus will be calculated as follows: Each Executive Officer is entitled to an annual Personal Performance bonus that is to be based on a percentage of annual salary (the "Bonus Percentage"). The maximum Bonus Percentage will be established by the CEO, President and the Board of

Directors no later than the first quarter of the year in which the bonus can be earned (the "Bonus Year"). Payment of the maximum Bonus Percentage will be contingent upon achievement of personal performance goals during the Bonus Year. Each respective Executive Officer and his or her superior officer will agree upon personal performance goals no later than the first quarter of each Bonus Year. Calculation of the personal performance bonus to be paid will be based on the percentage of personal performance goals achieved. Payment of the Personal Performance Bonus will be made during the first quarter of the year following the Bonus Year.

     In addition to the Performance Bonus, Executive Officers can earn the Net Income Bonus. Each Executive Officer's Net Income Bonus will be calculated as follows: A percentage of Regan Holding Corp. consolidated net income (defined below) during the Bonus Year will be allocated to each Executive Officer. The percentage to be allocated to each Executive Officer will be established by the Chief Executive Officer, the President and the Board of Directors. For purposes of this calculation, Net Income is defined as consolidated net income from operations, prepared in accordance with accounting principles generally accepted in the United States, excluding all Executive Officer bonuses and net of applicable income taxes.



                                        Respectfully submitted,


                                        Lynda L. Regan
                                        R. Preston Pitts
                                        Donald Ratajczak
                                        Ute Scott-Smith
                                        J. Daniel Speight, Jr.

Performance Data

     The Company's Common Stock became subject to the Securities Exchange Act of 1934 in November 1991 as a result of the issuance of shares of Common Stock in connection with the acquisition of LifeSurance Corporation. There has never been an active public trading market for the Common Stock. Prior to December 31, 1992, Regan Holding Corp. issued 5,935,094 shares of Series A Redeemable Common Stock at prices ranging from $1.00 to $2.25 per share. This stock was issued in accordance with the terms of the 701 Asset Accumulator Program (the "701 Plan") between the Company, its independent insurance producers and employees, and the Confidential Private Placement Memorandum and Subscription Agreement (the "Subscription Agreement") between the Company and certain accredited investors. Under the terms of the 701 Plan and the Subscription Agreement, the Series A Redeemable Common Stock may be redeemed at the option of the holder after being held for two consecutive years, at a redemption price based upon current market value, subject to the Company's ability to make such purchases under applicable corporate law. In connection with the merger in 1991 between the Company and LifeSurance Corporation, 615,242 shares of Series B Redeemable Common Stock were authorized and issued in exchange for all of the outstanding stock of LifeSurance Corporation. Under the merger agreement, the Series B Redeemable Common Stock may be redeemed by the holder in quantities of up to 10% per year, at a redemption price based upon current market value, provided that the redemption is in accordance with applicable corporate law.

     In 1996, the Company began repurchasing shares of its Series A and Series B Redeemable Common Stock (collectively referred to as "Redeemable Common Stock") and began voluntarily repurchasing shares of its Common Stock that are not redeemable at the option of the holder ("Non-Redeemable Common Stock"). The repurchase prices of the Redeemable and Non-Redeemable shares of Common Stock are based on an independent appraisal of the fair market value of the shares. The fair market value of the Non-Redeemable Common Stock is typically lower than that of the Redeemable Common Stock. This difference in fair market values reflects the fact that the Company is not obligated to repurchase the
Non-Redeemable Common Stock. The prices paid for the Redeemable and Non-Redeemable Common Stock since December 31, 1996 are set forth in the following table:


                                      Price Per Share
                              --------------------------------
                                Redeemable      Non-Redeemable
Appraisal Date                 Common Stock      Common Stock
---------------------------   --------------   ---------------
December 31, 1996 .........       $ 0.78           $ 0.70
June 30, 1997 .............       $ 0.84           $ 0.84
December 31, 1997 .........       $ 0.96           $ 0.73
June 30, 1998 .............       $ 1.35           $ 1.03
December 31, 1998 .........       $ 1.66           $ 1.27
June 30, 1999 .............       $ 1.81           $ 1.39
December 31, 1999 .........       $ 1.99           $ 1.53
June 30, 2000 .............       $ 2.00           $ 1.53
December 31, 2000 .........       $ 2.10           $ 1.61
June 30, 2001 .............       $ 2.16           $ 1.65
December 31, 2001 .........       $ 2.19           $ 1.68

Compensation Committee Interlocks and Insider Participation

     As noted above, the Company does not have a compensation committee. The compensation of executive officers is determined by the Board of Directors. Lynda L. Regan, who is Chief Executive Officer of the Company, is also Chairman of the Board of Directors and R. Preston Pitts, who is President and Chief Operating Officer, is also a Director. None of the executive officers of the Company serve as a director or member of the compensation committee of an entity, any of whose executive officers serves as a Director of the Company.

Audit Committee Report

     During 2001, at each of its meetings, the Audit Committee met with senior members of management and the Company's independent auditors. Management reviewed the audited financial statements in the Annual Report on Form 10-K with the Audit Committee. The Audit Committee discussed with management and the independent auditors the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee also discussed with its independent auditors the matters required to be discussed by Statement Of Auditing Standards No. 61 (Communications with Audit Committees, as amended). The Audit Committee also received from its independent auditors the written disclosures required by Independence Board Standard No. 1 and discussed with them their independence from management and the Company, and considered the compatibility of non-audit services with the auditors' independence.

     In performing these functions, the Audit Committee acts in an oversight capacity, relying on the work and assurances of the Company's management, which has the primary responsibility for the financial statements, and or the independent auditors, who in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

     In reliance on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.


   Respectfully submitted by the Audit Committee,



                                        Ute Scott-Smith, Chairperson
                                        Dr. Donald Ratajczak
                                        J. Daniel Speight, Jr.


Audit Fees

     The aggregate audit-related fees, including expense reimbursement, billed or expected to be billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual consolidated financial statements, evaluation of the consolidated financial statements included in the Company's quarterly report on Form 10-Q, and audit of the financial statements of Legacy Financial Services, Inc., a wholly-owned subsidiary of the Company, for the year ended December 31, 2001 were $161,798.


Fees for Financial Information Systems Design and Implementation

     None.


All Other Fees

     PricewaterhouseCoopers LLP also billed the Company $98,452 for non-audit professional services performed during the fiscal year ended December 31, 2001 related primarily to review of registration statements filed with the Securities and Exchange Commission.

                                    ITEM 2
         RATIFICATION OF APPOINTMENT OF PRINCIPAL INDEPENDENT AUDITORS

     The Board of Directors recommends that the shareholders vote "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as principal independent auditors for the year ended December 31, 2002, and your proxy will be so voted unless you specify otherwise.

     The   Board  of  Directors  has  appointed  PricewaterhouseCoopers  LLP  as principal independent auditors for the Company for the year ended December 31, 2002.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. Those representatives will have the opportunity to make a statement if they desire to do so.

     The approval of this appointment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.


                                    ITEM 3
                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this proxy statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.


                             SHAREHOLDER PROPOSALS

     Any shareholder who intends to present a proposal at the 2003 Annual Meeting of Shareholders for inclusion in the Company's Proxy Statement and Proxy form relating to such meeting must submit such proposal in writing to the Secretary of Regan Holding Corp. (2090 Marina Avenue, Petaluma, CA 94954). Such proposals must be received by the Company no later than November 22, 2002.


                            SOLICITATION OF PROXIES

     The cost of soliciting proxies in the accompanying form has been or will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company may reimburse them for their expenses in doing so. To the extent necessary in order to assure sufficient representation, officers and regular employees of the Company may engage (without additional compensation) in the solicitation of proxies personally, by telephone, electronic mail or facsimile.


                          ANNUAL REPORT AND FORM 10-K

     Without charge, beneficial owners of our Common Stock as of the record date of April 1, 2002 may obtain copies of our Annual Report on Form 10-K, including financial statements and financial statement schedules, required to be filed with the SEC for 2001 by submitting a written request to G. Steven Taylor, Chief Financial Officer, at 2090 Marina Avenue, Petaluma, California 94954.

            Regan Holding Corp.                                            000000  0000000000  0  0000

                                                                           000000000.000 ext
                                                                           000000000.000 ext
                                                                           000000000.000 ext
                                                                           000000000.000 ext
                                                                           000000000.000 ext
                                                                           000000000.000 ext
            MR A SAMPLE                                                    000000000.000 ext
            DESIGNATION (IF ANY)
            ADD 1
            ADD 2
            ADD 3                                                          Holder Account Number
            ADD 4
            ADD 5
            ADD 6                                                          C 1234567890     J N T




Use a black pen. Print in                                                        Mark this box with an X if you have made changes to
CAPITAL letters inside the grey     A B C    1 2 3          X              [ ]   your name or address details above.
areas as shown in this example.

------------------------------------------------------------------------------------------------------------------------------------
  Annual Meeting Proxy Card
------------------------------------------------------------------------------------------------------------------------------------
 ----
   A  Election of Directors
 ----

   1. The Board of Directors recommends a vote FOR the listed nominees.
                                      For Withhold                                      For Withhold

   01 - Ute Scott-Smith               [ ]   [ ]             05 - Lynda L. Regan          [ ]   [ ]


   02 - J. Daniel Speight, Jr.        [ ]   [ ]


   03 - Dr. Donald Ratajczak          [ ]   [ ]


   04 - R. Preston Pitts              [ ]   [ ]

 ----
   B Issues
 ----
   The Board of Directors recommends a vote FOR the following resolutions.
                                               For Against Abstain
   2. Ratification of the appointment of
      PricewaterhouseCoopers LLP as the        [ ]   [ ]    [ ]              Mark this box with an X if you plan to          [ ]
      Company's independent auditors                                         attend the Annual Meeting.
      for the year ended December 31, 2002.


   3. Consideration of any other matters which may properly come before the meeting or any adjournments of the meeting.

 ----
   C  Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
 ----
   NOTE: Please sign exactly as your name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

   Signature 1                                     Signature 2                            Date (dd/mm/yyyy)

   [                                  ]            [                            ]         [                                   ]



   [ ] A650                                         1 U P X                                                                   +

--------------------------------------------------------------------------------
 Proxy - Regan Holding Corp.
--------------------------------------------------------------------------------

 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned shareholder of Regan Holding Corp. (the "Company") hereby appoints Lynda L. Regan and R. Preston Pitts or any one of them (with full power to act alone and to designate substitute) Proxies of the undersigned, with authority to vote and act with respect to all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on Friday, May 24, 2002 at 8:30 a.m., Pacific Time, at the Petaluma Lodge, B.P.O. Elks, 2105 South McDowell Blvd., Petaluma, California, and any adjournment thereof, with all the powers the undersigned would possess if personally present, upon matters noted below (each of which is being proposed by the Company) and upon such other matters as may properly come before the meeting. The shares represented by this Proxy shall be voted as follows:

 THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" EACH PROPOSITION LISTED ON THE REVERSE UNLESS OTHERWISE INDICATED. The Proxy is solicited on behalf of the Board of Directors of Regan Holding Corp. and may be revoked prior to its exercise.

                             YOUR VOTE IS IMPORTANT!
    PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE
                           WHICH REQUIRES NO POSTAGE.

                  (Continued and to be signed on reverse side.)